UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021 (May 14, 2021)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street	Columbus	Ohio	43215-3976
(Address of principal executive offices)			(Zip Code)
(614) 464-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of shareholders (the "2021 Annual Meeting") was held on May 14, 2021.

(b)	The following is a brief description and vote count on all items voted on at the 2021 Annual Meeting:

Proposal One - Election of Directors.

The following persons were elected to serve as Class III directors to hold office until the 2024 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Michael J. Fiorile	40,200,126	522,108	1,842,882
Michael E. LaRocco	40,432,929	289,305	1,842,882

Proposal Two - To Amend the Company's 1991 Employee Stock Purchase and Dividend Reinvestment Plan to Add Additional Shares.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,594,525	102,642	25,067	1,842,882

Proposal Three - To Amend the Company's 2016 Outside Director Restricted Share Unit Plan to Set the Number of Shares Subject to the Plan.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,572,001	116,422	33,811	1,842,882

Proposal Four - Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.
 The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
42,476,699	36,236	52,181	—

Proposal Five - Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
40,406,087	279,198	36,949	1,842,882

(c)	Not applicable.

Item 8.01.	Other Events
At the Company's Board of Directors' meeting held on May 14, 2021, the following directors were appointed or re-appointed to the following Board committees:

Audit Committee: Chairperson Setareh Pouraghabagher, Kym M. Hubbard, David R. Meuse and Dwight E. Smith
Compensation Committee: Chairperson Robert E. Baker, Michael J. Fiorile, Kym M. Hubbard and S. Elaine Roberts
Nominating and Governance Committee: Chairperson Michael J. Fiorile, Robert E. Baker, Setareh Pouraghabagher, S. Elaine Roberts and Dwight E. Smith
Investment and Finance Committee: Chairperson Kym M. Hubbard, David R. Meuse and Michael E. LaRocco
Independent Committee: Chairperson Setareh Pouraghabagher, Michael J. Fiorile, Kym M. Hubbard, David R. Meuse and S. Elaine Roberts
Risk Committee: Chairperson S. Elaine Roberts, Robert E. Baker, Michael J. Fiorile, Setareh Pouraghabagher and Dwight E. Smith

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 18, 2021	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel